                                                                   EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTS

  As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-4 to be filed on or around May 16, 1997, of our report dated February 26, 1997, included in WorldCom, Inc.'s Form 10-K for the year ended December 31, 1996 and to all references to our Firm in this registration statement.

                                          ARTHUR ANDERSEN LLP

Jackson, Mississippi, May 15, 1997